UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 2, 2013

FAB UNIVERSAL CORP.

(Exact name of registrant as specified in charter)

Colorado	001-33935	87-0609860
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5001 Baum Boulevard

Pittsburgh, Pennsylvania 15213

(Address Of Principal Executive Offices) (Zip Code)

(412) 621-0902

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On October 2, 2013, FAB Universal Corp. (NYSE MKT: FU.A) (the “Company”) issued a press release regarding trading of the Company’s common shares on the NYSE MKT Exchange.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description
99.1	Press Release dated October 2, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2013

FAB UNIVERSAL CORP.

By:  /s/Christopher J. Spencer

Name:  Christopher J. Spencer

Title:    CEO and President